UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number    811-21324

ACP Funds Trust

(Exact name of registrant as specified in charter)

150 N. Radnor Chester Rd., Suite C-220
Radnor, PA 19087

(Address of principal executive offices) (Zip code)

Gary E. Shugrue
Ascendant Capital Partners, LP
150 N. Radnor Chester Rd., Suite C-220
Radnor, PA 19087

 (Name and address of agent for service)

registrant's telephone number, including area code: (610)688-4180

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ACP Funds Trust

ACP Advantage Strategic Opportunities Fund

ACP Institutional Series Strategic Opportunities Fund

Financial Statements and Report of Independent Registered Public Accounting Firm as of and for the Year Ended December 31, 2009

ACP Funds Trust

2009 Overview

Strategy Objective

The ACP Advantage Series Strategic Opportunities Fund (the “ACP Advantage Series”) and the ACP Institutional Series Strategic Opportunities Fund (the ACP Institutional Series,” and together with the ACP Advantage Series, the “Funds”) are series of ACP Funds Trust (the “Trust”). The Funds seek capital appreciation through their respective investments in the ACP Strategic Opportunities Fund II, LLC (the “Master Fund”). The Master Fund’s investments are focused in long/short equity hedge funds. The main objective is to generate long-term absolute returns similar to those of stocks, but with significantly less volatility. In general, the Master Fund will maintain a net positive exposure to equity markets, though that exposure will vary based on tactical decisions and underlying manager objectives. The Funds seek to generate returns that are not highly correlated with traditional stock investments, thereby providing shareholders with an opportunity for improved diversification of their overall portfolios.

Performance Review

During fourth quarter 2009, the ACP Advantage Series increased in value by 1.36% net of fees and the ACP Institutional Series increased in value by 1.67% net of fees. This compares to gains in the S&P 500 and Russell 2000 of 6.04% and 3.66%, respectively. For the full year 2009, the ACP Advantage Series was up 9.24% net of all fees and the ACP Institutional Series was up 10.55% net of all fees compared to advances in the S&P 500 of 26.46% and 25.42% in the Russell 2000. Since its July 2003 inception, the cumulative return of the ACP Advantage Series is up 24.2% net of all fees compared to the S&P 500 Index return of 30.4% and the Russell 2000 return of 51.6% during the same period. Since its inception in October 2003, the ACP Institutional Series has a positive cumulative return of 39.8% net of all fees compared to the S&P 500 Index return of 27.00% and the Russell 2000 return of 39.0% during the same period.

The returns of the underlying funds in which the Master Fund was invested in ranged from -5.48% to +12.16% net of fees during fourth quarter 2009. For the full year 2009, the dispersion was much wider with the worst fund losing 6.63% and our best fund gaining 87.36%.

Overall we are satisfied with the Funds’ performance in 2009. The net gain of 10.55% for the ACP Institutional Series and 9.24% for the ACP Advantage Series is well within our target range. One other point of note about the performance, the Funds were positive in all but one month in 2009 (October -0.45% and -0.48% respectively). We believe it is a tribute to the risk controls of our underlying managers as well as the portfolio construction of the overall underlying funds.

We spend a lot of time making sure we understand the risks that each of our managers take in order to generate returns. Additionally, we make every effort to ensure that we diversify among those risks so that not all of the managers we invest with are doing the same thing at the same time. We believe understanding the risks of each manager also allows us stay invested with them during difficult times and not get “chased out” by short periods of underperformance. For example, two managers we invest with which had a difficult time in 2008, Brightfield partners and Jetstream Global, stuck with their strategy in 2009 and delivered positive results for the full year.

Consistent with prior years, the closing of 2009 brought a few manager redemptions. During the fourth quarter we redeemed from three managers, two of which we had invested with since the inception of the Master Fund. On January 1, 2010 we added three managers each of which we have been watching for some time. One of the managers is focused on the healthcare sector, another on the energy/industrial sector and the last is a diversified small capitalization growth stock investor. We currently have a number of firms in our due diligence process and expect to

150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087	610-688-4180	www.acpfunds.com

FOR ACCREDITED INVESTORS ONLY – NOT FOR PUBLIC DISTRIBUTION

bring the number of managers in the Master Fund closer to twenty as the assets grow. If you would like to learn more about any of the managers and/or the underlying funds, please let us know. We are happy to discuss them with you.

Exposure Analysis

The chart below details the equity exposures of the strategy employed by the Master Fund since its inception in 2002. We have included the information in order to provide you with a better idea of the risk exposures of the strategy. We also use the data to analyze the value added by our managers through their stock selection capability.

The gross exposure is defined as our long exposure plus our short exposure. Net exposure, or market exposure, is defined as our long exposure minus our short exposure.

ACP Strategic Opportunities Fund II, LLC Net and Gross Exposures
(April 2002 – December 2009)

As you can see in the chart above, the strategy’s gross exposure has ranged from 78% to 142% since its inception in 2002. The average gross exposure has been close to 108%. We believe this indicates that we have been fully invested most of the time and that the overall strategy has used small amounts of leverage to generate returns for investors.

Outlook

As the volatility of the last few years subsides, correlations among individual stocks are decreasing. As a result, we expect the environment for our strategy to become more amicable for a few important reasons. Historically, the best environment for our strategy has been one where investors focus on individual stocks to buy and sell rather than the market and/or a specific industry group. This type of environment should provide talented managers with the opportunity to benefit from their bottom-up research. We believe that this type of environment is upon us and could be around for an extended period of time. It is not unusual for the overall equity markets to enter flattish periods after periods like 2008.

150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087	610-688-4180	www.acpfunds.com

FOR ACCREDITED INVESTORS ONLY – NOT FOR PUBLIC DISTRIBUTION

Business Update

As we mentioned in our last quarterly letter, interest in our long/short equity approach continues to grow. The fourth quarter 2009 was a record for the firm both in terms of assets raised and number of new clients. We have a vibrant pipeline of prospective clients and believe that the discussions taking place now will allow us to accelerate the firm’s growth in 2010.

In keeping with our objective of clear and transparent communication with clients we are pleased to announce that the firm has started to work with Measurisk, an independent 3rd party risk monitoring firm. The tools offered by Measurisk will enhance our hedge fund monitoring activities and should dramatically improve the breadth and timeliness of our client reporting capabilities. We look forward to sharing the new reports with you during the upcoming year.

We hope this discussion has given you a better understanding of the benefits of our investment approach. If you have any questions or would like to discuss some of the thoughts in this letter, please contact us. We welcome your calls and remain committed to being as transparent as possible with regard to how we manage your money. Thank you for this opportunity to be of service.

All the best,
Gary E. Shugrue
President and Chief Investment Officer
Ascendant Capital Partners, LP

Performance shown for the previously mentioned strategy is net of all expenses charged to shareholders. Performance numbers for the indices shown do not reflect the deduction of fees; it is not possible to invest in any particular index. Information regarding the strategy set forth herein, including discussions regarding performance and Ascendant’s investment strategies, are qualified by reference to the applicable Fund’s Private Placement Memorandum. Each memorandum contains important information about the applicable Fund’s fees and expenses, as well as risks associated with an investment in the Fund. Please read it carefully before you invest or send money. The Funds may not be suitable for all investors. Past performance is no guarantee of future results and investors may suffer losses in connection with an investment in the strategy.

The Funds are available only to investors who are “accredited investors” under Regulation D promulgated by the SEC under the Securities Act of 1933. Each investor must also have a net worth of $1.5 million or more, subject to certain exceptions. Each investor must have such knowledge and experience in financial and business matters that such investor is capable of evaluating the merits and risks of this investment and must be able to bear the economic risks of this investment.

The indices illustrated herein are unmanaged indices. You cannot invest in an index. Index returns do not reflect the impact of any management fees, transaction costs or expenses. The index information seen here is for illustrative purposes only, and is not reflective of the performance of the Funds or the Master Fund. The S&P 500 Index is an unmanaged index composed of U.S. Large Cap Stocks with a market capitalization of $3 billion or more. The Russell 2000 Index is composed of U.S. Small Cap Stocks. The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. The Russell 2000 includes the smallest 2000 securities in the Russell 3000.

Risk Factors applicable to the underlying funds:

•	Hedge funds generally offer less liquidity than other investment securities, and are generally not subject to regulation under the U.S. federal securities laws.
•	Hedge funds are often dependent for their success upon the efforts of one or a relatively few number of individuals.
•	Hedge funds typically offer only periodic redemptions, and there is generally no secondary market for investors to access for liquidity purposes.

150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087	610-688-4180	www.acpfunds.com

FOR ACCREDITED INVESTORS ONLY – NOT FOR PUBLIC DISTRIBUTION

Funds that invest in hedge funds, such as those managed by Ascendant Capital Partners, present additional considerations for investors:

•	These funds are dependent upon the ability of their advisers to select and hold individual hedge funds.
•	Investors in these funds cannot readily sell or dispose of their interests in the secondary market, and may look only to the funds for periodic (and, possibly, limited) liquidity.
•	The fund of funds structure adds additional fees and expenses, which can materially impact an investor’s returns.

150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087	610-688-4180	www.acpfunds.com

FOR ACCREDITED INVESTORS ONLY – NOT FOR PUBLIC DISTRIBUTION

ACP Funds Trust

For the Year Ended December 31, 2009

Table of contents

Page

Report of Independent Registered Public Accounting Firm	1

Statements of Assets and Liabilities	2

Statements of Operations	3

Statements of Changes in Net Assets	4

Statements of Cash Flows	5

Financial Highlights	6-7

Notes to the Financial Statements	8-13

Board of Trustees (unaudited)	14-16

Fund Management (unaudited)	17

Other Information (unaudited)	18-19

Financial Statements of ACP Strategic Opportunities Fund II, LLC	Tab I

Deloitte & Touche LLP
1700 Market Street Philadelphia, PA 19103-3984 USA

Tel: + 1 215 246 2300 Fax: + 1 215 569 2441

www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
ACP Funds Trust

We have audited the accompanying statements of assets and liabilities, of ACP Funds Trust (the “Trust”), comprising ACP Advantage Strategic Opportunities Fund and ACP Institutional Series Strategic Opportunities Fund, as of December 31, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the ACP Funds Trust as of December 31, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 to the Funds’ financial statements, the Trust invests in ACP Strategic Opportunities Fund II, LLC (the “Master Fund”). As discussed in Note 2 to the Master Fund’s financial statements, the Master Fund’s financial statements include investments in Underlying Funds, valued at $31,651,360 (85.3% of total assets) as of December 31, 2009, whose fair values have been estimated by management in the absence of readily determinable fair values. Management's estimates are based on information provided by the managers of the Underlying Funds.

March 1, 2010

Member of
Deloitte Touche Tohmatsu

ACP Funds Trust

Statements of Assets and Liabilities
December 31, 2009

	ACP	ACP Institutional
	Advantage Strategic	Series Strategic
	Opportunities	Opportunities
	Fund	Fund
Assets:
Investments in ACP Strategic Opportunities Fund II, LLC at fair value	$4,966,249	$18,891,051
(cost, $4,191,978 and $17,513,801, respectively)
Redemption receivable from ACP Strategic Opportunities Fund II, LLC	529,809	332,802
Receivable from Investment Manager	17,616	24,916
Investments in ACP Strategic Opportunities Fund II, LLC paid in advance	-	720,000

Total assets	5,513,674	19,968,769

Liabilities:
Due to ACP Strategic Opportunities Fund II, LLC	10,875	10,875
Contributions received in advance	-	720,000
Withdrawals payable	529,809	332,802
Other accrued expenses	15,459	13,315
Professional fees	9,750	9,750
Accounting and administration fees	1,125	1,125
Distribution and shareholder service fees	12,914	-

Total liabilities	579,932	1,087,867

Net assets	$4,933,742	$18,880,902

Components of Net Assets:
Paid-in Capital	$4,713,719	$18,244,814
Accumulated net investment loss	(1,164,121)	(1,203,033)
Accumulated net realized gain (loss) on investments	315,911	778,268
Net unrealized appreciation on investments	1,068,233	1,060,853
Net Assets	$4,933,742	$18,880,902

Shares issued and outstanding (100,000,000 shares authorized per Fund, Par Value $10.00)	389,872	1,407,992

Net asset value, offering and redemption price per share	$12.65	$13.41

The accompanying notes are an integral part of these financial statements.

ACP Funds Trust

Statements of Operations Year Ended
December 31, 2009

	ACP	ACP Institutional
	Advantage Strategic	Series Strategic
	Opportunities	Opportunities
	Fund	Fund
Net investment loss allocated from ACP Strategic Opportunities Fund II, LLC:
Dividends	$359	$733
Expenses	(120,708)	(300,459)
Total net investment loss allocated from ACP Strategic Opportunities Fund II, LLC	(120,349)	(299,726)

Fund expenses:
Distribution and shareholder servicing fees	62,160
Professional fees	18,367	18,633
Accounting and administration fees	13,500	13,500
Total fund expenses	94,027	32,133
Net investment loss	(214,376)	(331,859)

Realized and unrealized gains on investments allocated from ACP Strategic
Opportunities Fund II, LLC:
Net realized gains from investments	206,222	721,906
Net change in unrealized appreciation on investments	598,727	1,151,003
Net realized and unrealized gains on investments allocated from ACP Strategic
Opportunities Fund II, LLC	804,949	1,872,909

Net increase in net assets resulting from operations	$590,573	$1,541,050

The accompanying notes are an integral part of these financial statements.

ACP Funds Trust

Statements of Changes in Net Assets

	ACP	ACP Institutional
	Advantage Strategic	Series Strategic
	Opportunities	Opportunities
	Fund	Fund
Net assets at December 31, 2007	$10,397,856	$8,935,570

Operating activities
Net investment loss	$(389,659)	$(357,184)
Net realized gains (losses) from investments	19,463	(5,280)
Net decrease in unrealized appreciation on investments	(662,626)	(1,097,493)
Net decrease in net assets resulting from operations	(1,032,822)	(1,459,957)

Distributions to shareholders	(303,050)	(332,604)
Net investment income	(155,088)	(134,624)
Realized gains	(458,138)	(467,228)
Total distributions to shareholders

Capital share transactions
Shares issued	2,029,653	7,612,689
Distribution reinvestment	458,138	467,228
Shares redeemed	(4,106,813)	(1,029,571)
Increase / (Decrease) in net assets from capital share transactions	(1,619,022)	7,050,346

Total Increase / (Decrease) in net assets	(3,109,982)	5,123,161

Net assets at December 31, 2008	$7,287,874	$14,058,731

Accumulated Net Investment Loss	$(949,745)	$(871,174)

Operating activities
Net investment loss	$(214,376)	$(331,859)
Net realized gains from investments	206,222	721,906
Net increase in unrealized appreciation on investments	598,727	1,151,003
Net increase in net assets resulting from operations	590,573	1,541,050

Capital share transactions
Shares issued	760,905	4,929,690
Shares redeemed	(3,705,610)	(1,648,569)
Increase / (Decrease) in net assets from capital share transactions	(2,944,705)	3,281,121

Total Increase / (Decrease) in net assets	(2,354,132)	4,822,171

Net assets at December 31, 2009	$4,933,742	$18,880,902

Accumulated Net Investment Loss	$(1,164,121)	$(1,203,033)
The accompanying notes are an integral part of these financial statements.

ACP Funds Trust

Statements of Cash Flows
Year Ended December 31, 2009

	ACP	ACP Institutional
	Advantage Strategic	Series Strategic
	Opportunities	Opportunities
Cash flows from operating activities:	Fund	Fund

Net increase in net assets resulting from operations	$590,573	$1,541,050
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by / (used in) operating activities:
Cost of shares of ACP Strategic Opportunities Fund II, LLC purchased	(760,905)	(4,929,690)
Proceeds from withdrawals of interest in ACP Strategic Opportunities Fund II, LLC	3,812,065	1,686,895
Total investment gains allocated from ACP Strategic Opportunities Fund II, LLC	(684,600)	(1,573,183)
Redemption receivable from ACP Strategic Opportunities Fund II, LLC	659,057	(161,711)
Investments in ACP Strategic Opportunities Fund II, LLC paid in advance	-	(645,000)
Due to ACP Strategic Opportunities Fund II, LLC	9,875	9,875
Other accrued expenses	(2,500)	(5,000)
Professional fees	(9,500)	(9,500)
Accounting and administration fees	125	125
Distribution and shareholder service fees	(8,681)	-
Other expenses	(1,747)	(1,693)

Net cash provided by / (used in) operating activities	3,603,762	(4,087,832)

Cash flows from financing activities:
Proceeds from shares issued (net of contributions received in advance)	760,905	5,574,690
Redemptions paid (net of change in withdrawals payable)	(4,364,667)	(1,486,858)

Net cash (used in) / provided by financing activities	(3,603,762)	4,087,832
Net change in cash and cash equivalents	-	-
Cash and cash equivalents at beginning of year	-	-

Cash and cash equivalents at end of year	$-	$-

The accompanying notes are an integral part of these financial statements.

ACP Funds Trust

Financial Highlights

	ACP Advantage Strategic Opportunities Fund

	For the Year Ended December 31,
	2009	2008	2007	2006	2005
NET ASSET VALUE, Beginning of Year	$11.58	$13.78	$12.52	$11.80	$11.28

Investment operations
Net investment loss (a)(c)	(0.41)	(0.51)	(0.42)	(0.31)	(0.28)
Net realized and unrealized gains (loss) on investment transactions	1.48	(1.03)	1.79	1.11	0.86
Total from investment operations	1.07	(1.54)	1. 37	0.80	0.58
Distributions to Shareholders
Net investment income	- (b)	(0.44)	- (b)	(0.02)	- (b)
Realized gains	- (b)	(0.22)	(0.11)	(0.06)	(0.06)
Total distributions to shareholders	-	(0.66)	(0. 11)	(0.08)	(0.06)

NET ASSET VALUE, End of Year	$12.65	$11.58	$13.78	$12.52	$11.80

RATIOS / SUPPLEMENTAL DATA

Ratios to Average Net Assets: (c)
Net investment loss	(3.50)%	(3.91)%	(3.21)%	(2.54)%	(2.42)%
Expenses, net of reimbursements/waiver of fees	3.51%	4.01%	3.58%	2.98%	2.55%
Expenses, excluding reimbursements/waiver of fees	3.51%	4.01%	3.80%	5.84%	13.34%

TOTAL RETURN	9.24%	(11.16)%	10.94%	6.06%	4.61%

PORTFOLIO TURNOVER RATE (d)	16%	19%	12%	11%	35%

Net Assets End of Year	$4,933,742	$7,287,874	$10,397,856	$5,870,704	$885,576

(a)	Calculated using average shares outstanding during the period.
(b)	Less than ($0.01) per share.
(c)	Includes net investment loss and expenses allocated from ACP Strategic Opportunities Fund II, LLC.
(d)	Calculated based on investment activity of ACP Strategic Opportunities Fund II, LLC

The accompanying notes are an integral part of these financial statements.

ACP Funds Trust

Financial Highlights

	ACP Institutional Series Strategic Opportunities Fund

	For the Year Ended December 31,
	2009	2008	2007	2006	2005
NET ASSET VALUE, Beginning of Year	$12.13	$13.95	$12.60	$11.80	$11.15

Investment operations
Net investment loss (a)(c)	(0.28)	(0.36)	(0.29)	(0.18)	(0.16)
Net realized and unrealized gains (loss) on
investment transactions	1.56	(1.05)	1.80	1.11	0.85
Total from investment operations	1.28	(1.41)	1.51	0.93	0.69

Distributions to Shareholders
Net investment income	- (b)	(0.29)	(0.04)	(0.05)	(0.02)
Realized gains	- (b)	(0.12)	(0.12)	(0.08)	(0.02)
Total distributions to shareholders	-	(0.41)	(0.16)	(0.13)	(0.04)

NET ASSET VALUE, End of Year	$13.41	$12.13	$13.95	$12.60	$11.80

RATIOS / SUPPLEMENTAL DATA

Ratios to Average Net Assets: (c)
Net investment loss	(2.12)%	(2.68)%	(2.24)%	(1.46)%	(1.42)%
Expenses, net of reimbursements/waiver of fees	2.13%	2.76%	2.60%	1.89%	1.54%
Expenses, excluding reimbursements/waiver of fees	2.13%	2.76%	2.86%	5.29%	10.59%

TOTAL RETURN	10.58%	(10.08)%	11.95%	6.80%	5.83%

PORTFOLIO TURNOVER RATE (d)	16%	19%	12%	11%	35%

Net Assets End of Year	$18,880,902	$14,058,731	$8,935,570	$4,975,640	$1,207,675

(a)	Calculated using average shares outstanding during the period.
(b)	Less than ($0.01) per share.
(c)	Includes net investment loss and expenses allocated from ACP Strategic Opportunities Fund II, LLC.
(d)	Calculated based on investment activity of ACP Strategic Opportunities Fund II, LLC

The accompanying notes are an integral part of these financial statements.

ACP Funds Trust

Notes to Financial Statements

1. Organization and Investment Objective

ACP Funds Trust (the “Trust”), a Delaware Statutory Trust, is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company with two active series. The financial statements included herein are those of the ACP Advantage Strategic Opportunities Fund and ACP Institutional Series Strategic Opportunities Fund (each a “Fund” and together the “Funds”). Each Fund has only one class of beneficial interest that may be issued in an unlimited number of shares.

Interests held by the Fund in the Master Fund represent equal pro-rata interests in such Master Fund, except that each Fund bears different expenses that reflect the difference in the range of services provided to them.

The Funds issue shares only in transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). Only “accredited investors,” as defined in Regulation D under the Securities Act, may invest in the Funds. Shares of the Funds have not been registered under the Securities Act or the securities laws of any state and are subject to restrictions on transferability and resale.

The board of trustees of the Trust (the “Board of Trustees”) has overall responsibility to manage and control the business affairs of the Funds, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Funds’ business. The Board of Trustees exercises the same powers, authority and responsibilities on behalf of the Trust as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The Board of Trustees consists of the same persons as the board of directors of ACP Strategic Opportunities Fund II, LLC (the “Master Fund”).

The investment objective of the Funds is to achieve an absolute return in excess of the long-term return of the U.S. equity market. The Funds attempt to achieve this objective by investing substantially all of their assets in the Master Fund, which has the same investment objective as the Funds. The Master Fund will primarily invest its assets among a select group of non-registered funds (“Underlying Funds”) whose investment style is primarily opportunistic and that are believed to be able to generate above average returns while maintaining strict risk controls in order to keep losses to a minimum.

Ascendant Capital Partners, LP, (the “Investment Manager”) serves as the investment manager to each of the Funds and as the investment manager to the Master Fund. The Investment Manager is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. The financial statements of the Master Fund, including the Schedule of Investments, are attached to this report and should be read with the Funds’ financial statements. The percentages of the Master Fund owned by Advantage Strategic Opportunities Fund and Institutional Series Strategic Opportunities Fund at December 31, 2009 were approximately 13.4% and 50.9%, respectively.

ACP Funds Trust

Notes to Financial Statements

2. Significant Accounting Policies

Basis of presentation

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are expressed in United States dollars. The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

Investment Valuation – Investments in Underlying Fund

Valuation of each Fund’s interest in the Master Fund is based on the investment in Underlying Funds held by the Master Fund. The Master Fund values interests in the Underlying Funds at fair value, which ordinarily is the value determined by their respective investment managers, in accordance with procedures established by their respective general partners. Investments in Underlying Funds are subject to the terms of the Underlying Funds’ offering documents. Valuations of the Underlying Funds may be subject to estimates and are net of management and performance incentive fees or allocations payable to the Underlying Funds’ managers as required by the Underlying Funds’ offering documents. Because of the inherent uncertainty in valuation, the estimated values may differ from the values that would have been used had a ready market for the securities existed and the differences could be material. The accounting policies of the Master Fund, including the valuation of securities held by the Master Fund, will directly affect the Funds and are discussed in the Notes to Financial Statements of the Master Fund attached to this report.

Net Asset Valuation

The net asset value of each Fund is equal to that Fund’s proportionate interest in the net assets of the Master Fund, plus any cash or other assets of each Fund minus all liabilities (including accrued expenses) for each Fund. The net asset value per share of each Fund is calculated at the end of each allocation period, which is generally the last day of each month. It is computed by dividing the assets of each Fund, less its liabilities, by the number of outstanding shares of each Fund.

Allocation from Master Fund

Each Fund records its allocated portion of income, expense, realized gains and losses and unrealized gains and losses from the Master Fund on a monthly basis as it is received from the Master Fund.

Tax Basis reporting

Because the Master Fund invests primarily in investment funds that are treated as partnerships for U.S. Federal tax purposes, the tax character of each Fund’s allocated earnings is established dependent upon the tax filings of the Underlying Funds. Accordingly, the tax basis of these allocated earnings and the related balances are not available as of the reporting date. As such, the components of net assets in the statements of assets and liabilities have not been adjusted to reflect these amounts, and certain other tax basis disclosures have not been made.

ACP Funds Trust

Notes to Financial Statements

2. Significant Accounting Policies (continued)

Fund Level Income and Expenses

Interest income on any cash or cash equivalents held by a Fund and not invested into the Master Fund will be recognized on the accrual basis. Expenses that are specifically attributed to one of the Funds are charged to that Fund.  Common expenses of the Trust are allocated among the Funds on the basis of relative net assets. In addition, each Fund also bears its proportionate share of the expenses of the Master Fund. Because each Fund bears its proportionate share of the management fees of the Master Fund, the Funds do not pay any additional compensation directly to the Investment Manager. See Note 3 for discussion of distribution and shareholder servicing fees.

The Investment Manager agreed to reimburse certain expenses (other than the Management Fee) to the extent those other expenses exceed 0.15% per annum of average net assets through April 30, 2007 for ACP Institutional Series Strategic Opportunities Fund and 1.65% per annum of average net assets through April 30, 2007 for ACP Advantage Strategic Opportunities Fund. As of December 31, 2009, the remaining receivable from the Investment Manager associated with this expense reimbursement totaled $24,916 and $17,616 respectively. The Investment Manager has entered into an agreement with the Board of Trustees to repay the outstanding receivable due to expense reimbursement by December 31, 2011, if not sooner. The receivable occurred principally as a result of a one time accrual required to settle the final payments due to the Trust's former administrator.

Dividends and Distributions

The Funds pay distributions of net income annually. Any net realized capital gains on sales of securities are distributed to shareholders at least annually. For the year ended December 31, 2009, the Funds did not declare any distributions of net income or net realized capital gains.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. Transactions with Affiliates

Certain officers of the Trust are also officers of the Investment Manager. Such officers are paid no fees by the Trust for serving as officers and/or trustees of the Trust or the Funds. The ACP Advantage Strategic Opportunities Fund has adopted a Distribution and Shareholder Services Plan applicable to its shares that provides for annual distribution and shareholder services fees of 1.00%. The ACP Institutional Series Strategic Opportunities Fund does not have any annual distribution or shareholder services fees.

ACP Funds Trust

Notes to Financial Statements

4. Federal Income Taxes

Each Fund is classified as a separate taxable entity for Federal income tax purposes. Each Fund intends to continue to qualify as a separate regulated investment company under the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax. Therefore, no Federal tax provision has been made. Distributions to shareholders are based on ordinary income and long-term capital gains as determined in accordance with federal income tax regulations, which may differ from income and net realized capital gains determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent adjustments will be made to the appropriate equity accounts in the year that the differences arise. There were no such adjustments in 2009. For Federal income tax purposes, any capital loss carry forwards may be carried forward and applied against future capital gains.

In accordance with GAAP, the Investment Manager is required to determine whether a tax position of the Trust is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. De-recognition of a tax benefit previously recognized could result in the Trust recording a tax liability that would reduce net assets. This policy also provides guidance on thresholds, measurement, de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition that is intended to provide better financial statement comparability among different entities. It must be applied to all existing tax positions upon initial adoption and the cumulative effect, if any, is to be reported as an adjustment to net assets as of January 1, 2009. Based on its analysis, the Investment Manager has determined that the adoption of this policy did not have a material impact on the Trust’s financial statements upon adoption. However, the Investment Manager’s conclusions regarding this policy may be subject to review and adjustment at a later date based on factors including, but not limited to, on-going analyses of and changes to tax laws, regulations and interpretations thereof.  The Trust recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in portfolio maintenance fees, if assessed. No interest expense or penalties have been assessed for the period ended December 31, 2009.

The Funds file U.S. federal and New York, Pennsylvania, Georgia, and New Jersey state tax returns. No income tax returns are currently under examination. The Fund’s U.S. federal tax and state returns remain open for examination for the years ended December 31, 2006 through December 31, 2009.

5. Other Service Providers

Pinnacle Fund Administration LLC (“Pinnacle”) serves as administrator and accounting agent to the Trust. In this capacity, Pinnacle provides certain accounting, record keeping, and investor related services. The Trust pays a monthly flat‐ fee to Pinnacle for these services.  UMB Bank serves as the Trust’s custodian.

ACP Funds Trust

Notes to Financial Statements

6. Risk Factors

An investment in either of the Funds involves significant risks that should be carefully considered prior to investment and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment. The Master Fund intends to invest substantially all of its available capital in securities of unregistered investment companies. These investments will generally be restricted securities that are subject to substantial holding periods and are not traded in public markets at all, so that the Master Fund may not be able to resell some of its investment holdings for extended periods, which may be several years. No guarantee or representation is made that the investment objective will be met.

7.  Redemptions and Repurchase of Shares

Each of the Funds is registered as a closed-end fund. Unlike an open-end mutual fund, no shareholder or other person holding shares will have the right to require either Fund to redeem those shares or a portion thereof. With very limited exceptions, shares of the Funds are not transferable. There is no public market for the shares, and none is expected to develop. Consequently, shareholders may not be able to liquidate their investment other than as a result of repurchases of shares by the Funds. The Board of Trustees may, from time to time and in their sole discretion, cause any or each of the Funds to repurchase shares from shareholders pursuant to written tenders by shareholders at such times and on such terms and conditions as established by the Board of Trustees. In determining whether a Fund should offer to repurchase shares, the Board of Trustees will consider the recommendation of the Investment Manager. The Investment Manager expects that it will generally recommend to the Board of Trustees that the Funds offer to repurchase Shares from shareholders four times each year, effective March 31, June 30, September 30 and December 31, although the Board may determine to authorize fewer repurchase offers.

8.  Capital Stock Transactions

Transactions in shares were as follows:

	ACP Advantage Strategic
	Opportunities Fund
	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

Number of shares issued	61,518	152,126
Number of shares redeemed	(301,061)	(316,905)
Number of shares reinvested	-	39,631
Net decrease in shares outstanding	(239,543)	(125,148)
Shares outstanding, beginning of year	629,415	754,563
Shares outstanding, end of year	389,872	629,415

ACP Funds Trust

Notes to Financial Statements

8.  Capital Stock Transactions (continued)

On December 31, 2009, six shareholders of the ACP Advantage Strategic Opportunities Fund held approximately 43% of the outstanding shares of the Fund. Some of the shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

	ACP Institutional Series Strategic
	Opportunities Fund
	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

Number of shares issued	375,089	556,020
Number of shares redeemed	(126,457)	(76,044)
Number of shares reinvested	-	38,645
Net increase in shares outstanding	248,632	518,621
Shares outstanding, beginning of year	1,159,360	640,739
Shares outstanding, end of year	1,407,992	1,159,360

On December 31, 2009, four shareholders of ACP Institutional Series Opportunities Fund held approximately 33% of the outstanding shares of the Fund. Some of the shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

9.  Guarantees

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these agreements is dependent on future claims that may be made against the Funds, and therefore cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

10.  Subsequent Events

Subsequent events have been evaluated through this time. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined that there are no material events that would require disclosure in the Trust’s financial statement through this date.

ACP Funds Trust

Board of Trustees (unaudited)

The business of the Trust is managed under the direction of the Board of Trustees. The identity of the members of the Board of Trustees (each, a “Trustee”) and brief biographical information for each Trustee for the past five (5) years is set forth below.

Independent Trustees

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five (5) Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee or Nominee
John Connors Age: 66 100 Matsonford Rd., Radnor, PA 19087	Trustee	Term: Indefinite Length: 2002–present	Portfolio Manager, Guyasut Investment Advisors (2000-present)	ACP Funds Trust (2 series); ACP Strategic Opportunities Fund II, LLC.	None.
Robert Andres Age: 70 11 Twin Creek Lane, Berwyn, PA 19312	Trustee	Term: Indefinite Length: 2004 – present	Senior Vice President, Chief Investment Strategist, Envestnet/PMC (2008-present) President, Andres Capital Management (2007-2008); CIO, Fixed Income Haverford Trust (2005-2007).	ACP Funds Trust (2 series); ACP Strategic Opportunities Fund II, LLC.	None.
James Brinton(1) Age: 55 123 Lancaster Ave., Wayne, PA 19087	Trustee	Term: Indefinite Length: 2007–present	President, Robert J. McAllister Agency, Inc. (Independent Insurance-Broker) (1979-present)	ACP Funds Trust (2 series); ACP Strategic Opportunities Fund II, LLC.	Quaker Investment Trust (8 series).

(1)  James Brinton is President of the Robert J. McAllister Agency which receives compensation from  the Trust for providing certain insurance brokerage services. The Independent Trustees have determined that such compensation, which is less than $5,000 per year, does not disqualify Mr. Brinton as an Independent Trustee.

ACP Funds Trust

Board of Trustees (unaudited)

Interested Director(s)

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five (5) Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee or Nominee
Mr. Gary E. Shugrue (2) Age:55 150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087	Trustee and Investment Manager	Term: Indefinite Length: (Trustee) 2007- present (Investment Manager) 2001 – present	President & Chief Investment Officer of Ascendant Capital Partners, LP (2001-present); General Partner of Argos Advisors (1988-2000).	ACP Funds Trust (2 series); ACP Strategic Opportunities Fund II, LLC).	BHR Fund Advisors; and Quaker Investment Trust (8 series).

(2) Mr. Shugrue is deemed to be an “interested person” due to his position with and ownership in the Investment Manager.

The Statement of Additional Information for the Trust includes additional information about the Trustees and is available, without charge, upon request, by calling collect 610-688-4180.

Audit Committee

The Audit Committee was formed in September 2007 and is composed of Messrs. Brinton, Connors and Andres. Although the Board of Trustees has not designated an Audit Committee Financial Expert, each member of the Audit Committee has significant financial industry expertise. Messrs. Connors and Andres each have more than forty (40) years experience in the investment and securities industries. Mr. Brinton has served on other investment company boards and has worked in the insurance industry for more than twenty-five (25) years. All three members of the Audit Committee are disinterested persons as defined by the Investment Company Act. The Audit Committee does not believe that adding a specific Financial Expert would materially increase the Committee’s judgment or effectiveness.

Nominating Committee

The Nominating Committee was formed in September 2007 and is composed of Messrs. Connors, Andres and Brinton. The principal responsibilities of the Nominating Committee are the consideration, recommendation and nomination of candidates to fill vacancies on the Board of Trustees, if any. The Nominating Committee does not consider nominees recommended by shareholders. The Nominating Committee meets periodically, as necessary. Prior to the formation of the Nominating Committee in September 2007, the full Board of Trustees acted as the Nominating Committee.

ACP Funds Trust

Board of Trustees (unaudited)

It is the Nominating Committee’s policy to identify potential nominees based on suggestions from Gary Shugrue, as Investment Manager of the Funds, and other members of the Board of Trustees and to evaluate such persons as a committee. In addition, from time to time, the Nominating Committee may determine that it requires a Trustee with a particular expertise or qualification and will actively recruit such a candidate.

The Nominating Committee reviews and evaluate each candidate’s background, experience and other qualifications as well as the overall composition of the Board of Trustees, and recommends to the Board for its approval the slate of Trustees to be nominated for election at any annual or special meeting of the Fund’s shareholders at which Trustees are to be elected.

The Nominating Committee considers all applicable legal and regulatory requirements that govern the composition of the Board of Trustees.

ACP Funds Trust

Fund Management (unaudited)

Set forth below is the name, age, position with the Trust, term of office and length of time served, and the principal occupation for the last five (5) years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each officer is 150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087.

Name &	Position(s)	Term of Office and	Principal Occupation(s)
Age	Held with	Length of Time Served	During Past 5 Years
Trust
Gary Shugrue	Trustee and	Term: Indefinite	President & Chief
Age: 55	Investment		Investment Officer of
	Manager	(Trustee)	Ascendant Capital Partners,
		Length: 2007-present	LP. ( 2001-present);

		(Investment Manager)	General Partner of Argos
		2001-present	Advisors (1988-2000).

Stephanie	Director of	Term: Indefinite	Director, Client Service and
Strid Davis	Fund		Fund Operations of
Age: 39	Administration	(Director Fund Administration)	Ascendant Capital Partners,
	and Chief	Length: 2001 – present	LP; (2001-present);
Compliance
	Officer	(Chief Compliance Officer)	Chief Compliance Officer
		2008-present	(2008 – present)	.

ACP Funds Trust

Other Information (unaudited)

Proxy Voting Information

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and the Funds’ records of actual proxy votes cast during the most recent 12-month period ended June 30th is available on the SEC’s website at www.sec.gov and may be obtained at no additional charge by calling collect 610-688-4180 or writing to ACP Funds Trust, 150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087.

Availability of Quarterly Portfolio Schedules

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Form N-Qs are also available from the Funds, without charge, upon request, by calling collect 610-688-4180 or writing to ACP Funds Trust, 150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087.

Board Considerations in Approving the Management Agreement

At its December 2009 meeting, the Board of Trustees unanimously determined to renew the Investment Management Agreement between the Investment Manager and the Trust (the "Management Agreement" ) until December 2010.

In reaching its determination to renew the Management Agreement for a subsequent 12-month period, the Board of Trustees considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the Trust and its shareholders (including the investment performance of the Funds); (ii) the competitiveness of the management fee and total expenses of the Funds; (iii) the total costs of the services to be provided by and the profits to be realized by the Investment Manager and its affiliates from the relationship with the Trust; (iv) the extent to which economies of scale would be realized as the Funds grow; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of shareholders.

In determining whether to renew the Management Agreement for the Trust, the Board of Trustees ultimately reached a determination that the renewal of the Management Agreement and the compensation to be received under the Management Agreement is consistent with the Investment Manager’s fiduciary duty under applicable law.

The Board of Trustees reviewed the Investment Manager’s Form ADV, the Investment Manager’s personnel and their qualifications, additions to the Investment Manager’s personnel, services provided to the Trust and to other clients, and each Fund’s performance. The Board considered the Investment Manager’s investment philosophy and strategy, including the success of its investment process and due diligence program. The Board reviewed the Master Fund's performance against relevant indices as well as against many competitive products and noted that the Master Fund performed relatively well. The Board of Trustees also considered the nature and extent of the Investment Manager’s supervision of third-party service providers and the

ACP Funds Trust

Other Information (unaudited)

Board Considerations in Approving the Management Agreement (continued)

Investment Manager’s compliance with the Trust’s compliance policies and procedures. In this regard, the Board of Trustees noted the improvement of the Trust’s compliance program. Based on its review, the Board of Trustees concluded that the nature, extent, and quality of the services provided to the Trust will benefit the shareholders. The Board of Trustees also considered the Investment Manager’s viability in light of its continued losses and the difficulties associated with marketing a fund-of-fund product in the current investment environment. The Board of Trustees determined that the Funds have made some progress by bringing on new investors.

The Board of Trustees considered each Fund’s proportionate share of the management fee charged to the Master Fund and total expenses compared to competitive funds. In its review of each Fund's total expenses, the Board of Trustees considered the proportionate share of the management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees, as applicable. Based on its review, the Board of Trustees concluded that the proportionate share of the management fee charged to the each Fund was fair and reasonable in light of the services that the Funds receive and the other factors considered.

The Board of Trustees considered the revenues earned and the expenses incurred by the Investment Manager in conducting the business of developing, marketing, distributing, managing, administering and servicing the Funds and their respective shareholders. The Board of Trustees also considered the level of profits, noting that, at current asset levels, the Investment Manager did not profit from managing the Funds. The Board of Trustees also reviewed any fallout benefits related to managing the Funds.

As the Investment Manager is not currently profitable, the Board of Trustees noted that, at current asset levels, the Funds do not provide any economies of scale for the Investment Manager.

In order to develop fully the factual basis for consideration of the Management Agreement, the Board of Trustees reviewed additional information on several topics, including overall fees, the ACP Advantage Strategic Opportunities Fund Distribution and Shareholder Services Plan, and revenue sharing arrangements with third-parties. The Board of Trustees also reviewed the status of the remaining receivable due from the Investment Manager that arose from the expense cap agreement that existed in 2006 and 2007.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board of Trustees ultimately concluded that the management fee structure is fair and reasonable, and that the Management Agreement with the Trust should be renewed.

ACP Strategic Opportunities
Fund II, LLC

Financial Statements and
Report of Independent Registered Public
Accounting Firm as of and for the
Year Ended December 31, 2009

ACP Strategic Opportunities Fund II, LLC

2009 Overview

Strategy Objective

The ACP Strategic Opportunities Fund II, LLC (“the Master Fund”) seeks capital appreciation through investments focused in long/short equity hedge funds. The main objective is to generate long-term absolute returns similar to those of stocks, but with significantly less volatility. In general, the Master Fund will maintain a net positive exposure to equity markets, though that exposure will vary based on tactical decisions and underlying manager objectives. The Master Fund seeks to generate returns that are not highly correlated with traditional stock investments, thereby providing investors with an opportunity for improved diversification of their overall portfolios.

Performance Review

During fourth quarter 2009, the Strategic Opportunities Strategy gained 1.66% net of fees. This compares to gains in the S&P 500 and Russell 2000 of 6.04% and 3.66% respectively. For the full year the strategy gained 10.85% compared to advances in the S&P 500 of 26.46% and 25.42% in the Russell 2000. Since inception in 2002, the Strategic Opportunities strategy cumulative return has been 46.70% compared to respective gains in the S&P 500 and Russell 2000 of 13.20% and 23.70%. Importantly, the volatility has been less than one-third that of the major equity indices over this period measured by standard deviation.

The returns of the underlying funds that the Master Fund invests in ranged from -5.48% to +12.16% net of fees during fourth quarter 2009. For the full year the dispersion was much wider with the worst fund losing 6.63% and our best fund gaining 87.36%.

Overall we are satisfied with performance in 2009. Our net gain of 10.82% is well within our target range and allowed the Master Fund to recoup all of its losses from 2008. One other point of note about the performance, the Master Fund was positive in all but one month in 2009 (October -0.45%). We believe it is a tribute to the risk controls of our underlying managers as well as the portfolio construction of the overall Master Fund.

We spend a lot of time making sure we understand the risks that each of our managers take in order to generate returns. Additionally, we make every effort to ensure that we diversify among those risks so that not all of the managers we invest with are doing the same thing at the same time. We believe understanding the risks of each manager also allows us stay invested with them during difficult times and not get “chased out” by short periods of underperformance. For example, two managers in the Master Fund that had a difficult time in 2008, Brightfield Partners and Jetstream Global, stuck with their strategy in 2009 and delivered positive results for the full year.

Consistent with prior years, the closing of 2009 brought a few manager redemptions. During the fourth quarter we redeemed from three managers, two of which we had invested with since the inception of the Master Fund. On January 1, 2010, we added three managers each of which we have been watching for some time. One of the managers is focused on the healthcare sector, another on the energy/industrial sector and the last is a diversified small capitalization growth stock investor. We currently have a number of firms in our due diligence process and expect to bring the number of managers in the Master Fund closer to twenty as the assets grow. If you would like to learn more about any of the managers and/or the underlying funds, please let us know. We are happy to discuss them with you.

150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087	610-688-4180	www.acpfunds.com

FOR ACCREDITED INVESTORS ONLY – NOT FOR PUBLIC DISTRIBUTION

Exposure Analysis

The chart below details the equity exposures of the strategy since its inception in 2002. We have included the information in order to provide you with a better idea of the risk exposures of the strategy. We also use the data to analyze the value added by our managers through their stock selection capability.

The gross exposure is defined as our long exposure plus our short exposure. Net exposure, or market exposure, is defined as our long exposure minus our short exposure.

ACP Strategic Opportunities Fund II, LLC Net and Gross Exposures
(April 2002 – December 2009)

As you can see in the chart above, the strategy’s gross exposure has ranged from 78% to 142% since its inception in 2002. The average gross exposure has been close to 108%. We believe this indicates that we have been fully invested most of the time and that the overall strategy has used small amounts of leverage to generate returns for investors.

The net exposure of the strategy has ranged from 8% to 45% during the same time period; with an overall average net exposure of 31%. We believe this indicates that we have had, on average, a net long bias in the portfolio but significantly less market exposure than that of traditional long-only investments.

Outlook

As the volatility of the last few years subsides, correlations among individual stocks are decreasing. As a result, we expect the environment for our strategy to become more amicable for a few important reasons. Historically, the best environment for our strategy has been one where investors focus on individual stocks to buy and sell rather than the market and/or a specific industry group. This type of environment should provide talented managers with the opportunity to benefit from their bottom-up research. We believe that this type of environment is upon us and could be around for an extended period of time. It is not unusual for the overall equity markets to enter flattish periods after periods like 2008.

If you refer to the exposure chart above, it is interesting to see that while our gross exposure has increased significantly from the end of 2008, our net exposure has stayed relatively low. We believe this means that our

150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087	610-688-4180	www.acpfunds.com

FOR ACCREDITED INVESTORS ONLY – NOT FOR PUBLIC DISTRIBUTION

managers are finding equal opportunities on both sides of the market---long and short. As we speak with our managers they confirm this environment and are very excited about the prospects for 2010.

Business Update

As we mentioned in our last quarterly letter, interest in our long/short equity approach continues to grow. The fourth quarter 2009 was a record for the firm both in terms of assets raised and number of new clients. We have a vibrant pipeline of prospective clients and believe that the discussions taking place now will allow us to accelerate the firm’s growth in 2010.

In keeping with our objective of clear and transparent communication with clients, we are pleased to announce that the firm has started to work with Measurisk, an independent 3rd party risk monitoring firm. The tools offered by Measurisk will enhance our hedge fund monitoring activities and should dramatically improve the breadth and timeliness of our client reporting capabilities. We look forward to sharing the new reports with you during the upcoming year.

We hope this discussion has given you a better understanding of the benefits of our investment approach. If you have any questions or would like to discuss some of the thoughts in this letter, please contact us. We welcome your calls and remain committed to being as transparent as possible with regard to how we manage your money. Thank you for this opportunity to be of service.

All the best,
Gary E. Shugrue
President and Chief Investment Officer
Ascendant Capital Partners, LP

Performance shown for the previously mentioned strategy is net of all expenses charged to investors. Performance numbers for the indices shown do not reflect the deduction of fees; it is not possible to invest in any particular index. Information regarding the strategy set forth herein, including discussions regarding performance and Ascendant’s investment strategies, are qualified by reference to the Private Placement Memorandum. The memorandum contains important information about fees and expenses, as well as risks associated with an investment in the Master Fund. Please read it carefully before you invest or send money. The Master Fund may not be suitable for all investors. Past performance is no guarantee of future results and investors may suffer losses in connection with an investment in the strategy.

The Master Fund is available only to investors who are “accredited investors” under Regulation D promulgated by the SEC under the Securities Act of 1933. Each investor must also have a net worth of $1.5 million or more, subject to certain exceptions. Each investor must have such knowledge and experience in financial and business matters that such investor is capable of evaluating the merits and risks of this investment and must be able to bear the economic risks of this investment.

The indices illustrated herein are unmanaged indices. You cannot invest in an index. Index returns do not reflect the impact of any management fees, transaction costs or expenses. The index information seen here is for illustrative purposes only, and is not reflective of the performance of the Master Fund. The S&P 500 Index is an unmanaged index composed of U.S. Large Cap Stocks with a market capitalization of $3 billion or more. The Russell 2000 Index is composed of U.S. Small Cap Stocks. The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. The Russell 2000 includes the smallest 2000 securities in the Russell 3000.

Risk Factors of the underlying funds:
•	Hedge funds generally offer less liquidity than other investment securities, and are generally not subject to regulation under the U.S. federal securities laws.
•	Hedge funds are often dependent for their success upon the efforts of one or a relatively few number of individuals.
•	Hedge funds typically offer only periodic redemptions, and there is generally no secondary market for investors to access for liquidity purposes.

150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087	610-688-4180	www.acpfunds.com

FOR ACCREDITED INVESTORS ONLY – NOT FOR PUBLIC DISTRIBUTION

Funds that invest in hedge funds, such as those managed by Ascendant Capital Partners, present additional considerations for investors:

•	These funds are dependent upon the ability of their advisers to select and hold individual hedge funds.
•	Investors in these funds cannot readily sell or dispose of their interests in the secondary market, and may look only to the funds for periodic (and, possibly, limited) liquidity.
•	The fund of funds structure adds additional fees and expenses, which can materially impact an investor’s returns.

150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087	610-688-4180	www.acpfunds.com

FOR ACCREDITED INVESTORS ONLY – NOT FOR PUBLIC DISTRIBUTION

ACP Strategic Opportunities Fund II, LLC

For the year ended December 31, 2009

Table of contents

Page
Report of Independent Registered Public Accounting Firm	1

Schedule of Investments	2

Statement of Assets, Liabilities and Members' Capital	3

Statement of Operations	4

Statements of Changes in Member1s Capital	5

Statement of Cash Flows	6

Financial Highlights	7

Notes to the Financial Statements	8-16

Board of Directors (unaudited)	17-19

Fund Management (unaudited)	20

Other Information (unaudited)	21-22

Deloitte & Touche LLP 1700 Market Street Philadelphia, PA 19103-3984 USA Tel: +1 215 246 2300 Fax: +1 215 569 2441 www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members and Board of Directors of
ACP Strategic Opportunities Fund II, LLC

We have audited the accompanying statement of assets, liabilities and members’ capital of ACP Strategic Opportunities Fund II, LLC (the “Fund”), including the schedule of investments, as of December 31, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the Underlying Funds and custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACP Strategic Opportunities Fund II, LLC as of December 31, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 to the financial statements, the financial statements include investments in Underlying Funds, valued at $31,651,360 (85.3% of total assets) as of December 31, 2009, whose fair values have been estimated by management in the absence of readily determinable fair values.  Management's estimates are based on information provided by the managers of the Underlying Funds.

March 1, 2010

Member of Deloitte Touche Tohmatsu

ACP Strategic Opportunities Fund II, LLC
Schedule of Investments - December 31, 2009

Investments	Percentage of Members’ Capital	Fair Value
Underlying Funds
Long/Short Equity #^
Consumer
Tiedemann/Falconer Partners, L.P. (cost $2,000,000)	6.8%	$2,524,994

Financial Services
Castine Partners, L.P. (cost $2,000,000)	8.9%	3,301,070

Large Cap Value
Aristos Capital, L.P. (cost $2,000,000)	5.5%	2,053,484
Lightbox Partners, L.P. (cost $1,500,000)	4.0%	1,479,184
	9.5%	3,532,668

Mid Cap Growth
JetStream Global Institutional Fund, L.P. (cost $1,500,000)	11.6%	4,316,586

Natural Resources
Harpswell Capital Partners, L.P. (cost $1,500,000)	4.5%	1,681,514

Small Cap Growth
Akahi Fund, L.P. (cost $3,000,000)	9.2%	3,401,692
Bluefin Investors, L.P. (cost $3,000,000)	10.2%	3,770,686
	19.4%	7,172,378

Small Cap Value
Rivanna Partners, L.P. (cost $2,500,000)	8.5%	3,150,347

Technology
Brightfield Partners, L.P. (cost $2,190,000)	7.8%	2,892,416
Christie Street Capital Fund, L.P. (cost $1,000,000)	2.7%	1,002,875
STG Capital Partners (QP), L.P. (cost $2,000,000)	5.6%	2,076,512
	16.1%	5,971,803

Total Long/Short Equity (cost $24,190,000)	85.3%	31,651,360

Money Market:

Federated Treasury Obligations Fund (cost $4,551,666)	12.2%	4,551,666

Total Money Market (cost $4,551,666)	12.2%	4,551,666

Total Investments in Underlying Funds (cost $28,741,666)*	97.5%	$36,203,026

Other Assets and Liabilities	2.5%	910,318

Members’ Capital	100.0%	$37,113,344

# - Non - income producing securities
^ - Securities in private placement transactions and as such are restricted as to resale. Total cost and fair value of restricted securities as of December 31, 2009 was $24,190,000 and $31,651,360 respectively.
* - Cost for Federal income tax purposes approximates the amount for financial statement purposes. Net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$7,482,176
Gross Unrealized Depreciation	(20,816)
Net Unrealized Appreciation	$7,461,360

All investments other than cash investments, which represent approximately 12.2% of the portfolio, should be considered illiquid investments. In this regard, all Underlying Funds should be considered illiquid investments. These investments represent approximately 85.3% of the ACP Strategic Opportunities Fund II, LLC. The liquidity provisions of each Underlying Fund are described in the notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

ACP Strategic Opportunities Fund II, LLC

Statement of Assets, Liabilities and Members' Capital
December 31, 2009

Assets:
Investments in underlying funds, at fair value (cost, $28,741,666)	$36,203,026
Receivables:
Investments funded in advance	5,000,000
Redemption from underlying fund	4,977,933
Receivable from Investment Manager	55,334
Due from affiliates	21,750
Dividends	75
Other assets	15,006

Total assets	46,273,124

Liabilities:
Withdrawals payable	6,472,812
Contributions received in advance	2,620,000
Accrued expenses:
Professional fees	55,562
Accounting and administration fees	10,403
Custody fees	1,003

Total liabilities	9,159,780

Members’ capital	$37,113,344

Members’ capital
Represented by:
Capital contributions (net)	$29,341,300
Accumulated net investment loss	(3,076,886)
Accumulated net realized gain on investments	3,387,570
Net unrealized appreciation on investments	7,461,360

Members’ capital	$37,113,344

Units Outstanding (100,000,000 units authorized)	2,523,531

Net Asset Value per Unit (offering and redemption price per unit)	$14.71

The accompanying notes are an integral part of these financial statements.

ACP Strategic Opportunities Fund II, LLC

Statement of Operations
Year ended December 31, 2009

Investment Income

Dividends	$1,879

Total investment income	1,879

Expenses
Investment management fee	413,617
Professional fees	103,775
Board of Directors’and officer’s fees	95,750
Accounting and administration fees	61,891
Insurance expense	18,167
Custody fees	5,348
Other expenses	40,068

Total expenses	738,616

Net investment loss	(736,737)

Realized and unrealized gains from investments
Net realized gains from investments in underlying funds	1,636,789
Net increase in unrealized appreciation on investments in underlying funds	3,035,256
Net realized and unrealized gains from investments	4,672,045

Net increase in members’s capital resulting from operations	$3,935,308

The accompanying notes are an integral part of these financial statements.

ACP Strategic Opportunities Fund II, LLC

Statements of Changes in Members’ Capital

	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008

Members’ capital - beginning of year	$35,621,671	$37,450,115

Capital contributions	8,790,595	10,192,342

Capital withdrawals	(11,234,230)	(7,995,369)

Net investment loss	(736,737)	(901,382)

Net realized gains from investments in underlying funds	1,636,789	12,509
Net increase in unrealized appreciation on investments in underlying funds	3,035,256	(3,136,544)

Members’ capital - end of year	$37,113,344	$35,621,671

The accompanying notes are an integral part of these financial statements.

ACP Strategic Opportunities Fund II, LLC

Statement of Cash Flows
Year ended December 31, 2009

Cash flows from operating activities:

Net increase in members’s capital resulting from operations	$3,935,308
Adjustments to reconcile net increase in members’s capital resulting from operations to net cash used in operating activities:
Net realized gains from investments in underlying funds	(1,636,789)
Net increase in unrealized appreciation on investments in underlying funds	(3,035,256)
Cost of investments in underlying funds purchased	(5,500,000)
Proceeds from redemptions of investments in underlying funds	11,284,789
Net purchase of money market fund	(1,293,425)
Investments funded in advance	(5,000,000)
Redemption from underlying fund	(1,338,010)
Due from affiliates	(19,750)
Dividends	531
Other assets	(4,609)
Professional fees	(16,951)
Accounting and administration fees	5,473
Custody fees	196
Director’s and officer’s fees	(2,750)
Other accrued expenses	(887)

Net cash used in operating activities	(2,622,130)

Cash flows from financing activities:

Capital contributions received (net of change in contributions received in advance)	11,335,595
Capital withdrawals paid (net of change in withdrawals payable)	(8,713,465)

Net cash provided by financing activities	2,622,130

Net change in cash	-

Cash at beginning of year	-

Cash at end of year	$-

The accompanying notes are an integral part of these financial statements.

ACP Strategic Opportunities Fund II, LLC

Financial Highlights

	For the Year Ended December 31,
	2009		2008		2007		2006		2005
NET ASSET VALUE, Beginning of Year	$13.27		$14.68		$13.07		$12.10		$11.39

INVESTMENT OPERATIONS
Net investment loss	(0.27	)(a)	(0.31	)(a)	(0.25	)(a)	(0.16	)(a)	(0.15	)(a)
Net realized and unrealized gain (loss) from investments in Underlying Funds	1.71		(1.10)		1.86		1.13		0.86
Total from investment operations	1.44		(1.41)		1.61		0.97		0.71

NET ASSET VALUE, End of Year	$14.71		$13.27		$14.68		$13.07		$12.10

TOTAL RETURN	10.85%		(9.60)%		12.32%		8.02%		6.23%

RATIOS / SUPPLEMENTAL DATA
Members’ Capital at end of reporting period (000’s omitted)	$37,113		$35,622		$37,450		$27,130		$17,804

Ratios to Average Net Assets:

Net investment loss	(1.94)%		(2.19)%		(1.83)%		(1.26)%		(1.29)%
Expenses, net of reimbursements/waiver of fees	1.95%		2.29%		2.17%		1.67%		1.42%
Expenses, excluding reimbursements/waiver of fees	1.95%		2.29%		2.38%		2.98%		3.17%

PORTFOLIO TURNOVER RATE	16%		19%		12%		11%		35%

(a) Calculated using average shares outstanding during the year.

The accompanying notes are an integral part of these financial statements.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

1.	Organization and Investment Objective

ACP  Strategic  Opportunities  Fund II, LLC (the “Master Fund”) is a Delaware limited liability company that is a non-diversified, closed-end management investment company with a continuous offering period, registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Its units of beneficial interest (“Units”) are not registered under the Securities Act of 1933, as amended. The Master Fund’s investment objective is to achieve an absolute return in excess of the long-term return of the U.S. equity market. It attempts to achieve this objective through the allocation of its assets among a select group of non-registered investment funds (the “Underlying Funds”). The Investment Manager (as defined below) invests the Master Fund’s assets in Underlying Funds whose investment style is primarily opportunistic and that are believed to be able to generate above average returns while maintaining strict risk controls in order to keep losses to a minimum.

Ascendant Capital Partners, LP, a Delaware limited partnership, serves as the investment manager (“Investment Manager”) to the Master Fund. The Master Fund has entered into an investment management agreement with the Investment Manager (“Investment Management Agreement”), pursuant to which the Investment Manager is responsible for formulating a continuing investment program for the Master Fund. The Investment Manager is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. Responsibility for the overall management and supervision of the operations of the Master Fund is vested in the individuals who serve as the Board of Directors of the Master Fund (the “Board”).

2.	Significant Accounting Policies

Basis of Presentation

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are expressed in United States dollars. The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

Investment Valuation – Investments in Underlying Funds

The Master Fund values interests in the Underlying Funds at fair value, which ordinarily is the value determined by their respective investment managers, in accordance with procedures established by the Board. Investments in Underlying Funds are subject to the terms of the Underlying Funds’ offering documents. Valuations of the Underlying Funds may be subject to estimates and are net of management and performance incentive fees or allocations payable to the Underlying Funds’ managers as required by the Underlying Funds’ offering documents. If the Investment Manager determines that the most recent value reported by the Underlying Fund does not represent fair value or if the Underlying Fund fails to report a value to the Master Fund, a fair value determination is made under procedures established by and under the general supervision of the Board. Because of the inherent uncertainty in valuation, the estimated values may differ from the values that would have been used had a ready market for the

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

2.	Significant Accounting Policies (continued)

Investment Valuation – Investments in Underlying Funds (continued)

securities existed, and the differences could be material. There were no instances of this occurring at anytime throughout the year ended December 31, 2009. Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Master Fund’s net assets if the judgments of the Board, the Investment Manager or investment advisor to the Underlying Fund should prove incorrect. Investment advisors to the Underlying Funds only provide determinations of the net asset values of Underlying Funds on a weekly or monthly basis, in which event it will not be possible to determine the net asset value of the Master Fund more frequently. The interests in the Underlying Funds in which the Master Fund invests or plans to invest are generally illiquid. The Master Fund may not be able to dispose of Underlying Fund interests that it has purchased. As of December 31, 2009, these investments represented approximately 85.3% of the net assets of the Master Fund.

The Master Fund also invests excess cash in the Federated Treasury Obligations Fund, an open-end money market fund which is valued at fair value based upon the net assets of the fund.

In accordance with GAAP, fair value is defined as the price that the Master Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP follows a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – Quoted prices in active markets for identical investments
•	Level 2 – Other significant observable inputs (including, but not limited to quoted prices for similar investments, interest rates, prepayment speeds, or credit risk).
•	Level 3 – Significant unobservable inputs (including the Master Fund’s own assumptions in determining the fair value of investments).

The  inputs  or  methodology  used  for  valuing  securities  are  not  necessarily  an  indication  of  the  risk associated with investing in those securities.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

2.	Significant Accounting Policies (continued)

Investment Valuation – Investments in Underlying Funds (continued)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Master Fund’s investments carried at value:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$4,551,666
Level 2 – Other Significant Observable Inputs	31,651,360
Level 3 – Significant Unobservable Inputs	-

Total	$36,203,026

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Investments in Securities
Balance as of 12/31/2008	$32,764,104
Change in Unrealized Appreciation **	3,035,257
Realized gain **	1,636,788
Net Purchases / (Sales)	(5,784,789)
Transfers In / (Out) of Level 3	31,651,360

Balance as of 12/31/2009	$-

**  Included  in  the  realized  and  unrealized  gain  (loss)  from  investments  section  in  the  statement  of operations.

The amount of the total net gains and losses for the year ended December 31, 2009 that are attributable to the change in unrealized gains or losses relating to the investments in Level 3 assets still held as of December 31, 2009 is $0, which is reflected as a component of net increase in unrealized appreciation on investments in underlying funds.

Net Asset Valuation

The Master Fund will calculate the net asset value per Unit in U.S. dollars as determined as of the close of business of the New York Stock Exchange, (generally 4:00 p.m. Eastern Time) on the last business day of each Allocation Period (as defined in Note 3), unless the calculation of the net asset value has been suspended. The net asset value for the Master Fund is comprised of the net asset value of the Underlying Funds in which the Master Fund invests, less the expenses and liabilities.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

2.	Significant Accounting Policies (continued)

Investment Transactions and related Investment Income

Investment transactions are accounted for on a trade-date basis. Realized gains and losses on investment transactions are recorded on an identified-cost basis. Interest is recognized on the accrual basis. Dividends are recognized on the ex-dividend date.

Master Fund Level Expenses

The Investment Manager had agreed to reimburse certain expenses (other than the Management Fee) to the extent those other expenses exceed 0.15% per annum of average net assets through April 30, 2007. As of December 31, 2009, the remaining receivable from the Investment Manager associated with this expense reimbursement totaled $55,334. The Investment Manager has entered into an agreement with the Master Fund’s Board to repay the outstanding receivable due to expense reimbursement by December 31, 2011, if not sooner. The receivable occurred principally as a result of a one time accrual required to settle the final payments due to the Master Fund’s former administrator.

Income Taxes

The Master Fund is treated as a partnership for Federal income tax purposes and therefore is not subject to Federal income tax. For income tax purposes, each person who has purchased interests in the Master Fund (each a “Member”, together the “Members”) will be treated as a partner of the Master Fund and, as such, will be taxed upon its distributive share of each item of the Master Fund’s income, gain, loss, deductions and credits for each taxable year of the Master Fund ending with or within each Member’s taxable year.

In accordance with GAAP, the Investment Manager is required to determine whether a tax position of the Master Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. De-recognition of a tax benefit previously recognized could result in the Master Fund recording a tax liability that would reduce net assets. This policy also provides guidance on thresholds, measurement, de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition that is intended to provide better financial statement comparability among different entities. It must be applied to all existing tax positions upon initial adoption and the cumulative effect, if any, is to be reported as an adjustment to net assets as of January 1, 2009. Based on its analysis, the Investment Manager has determined that the adoption of this policy did not have a material impact on the Master Fund’s financial statements upon adoption. However, the Investment Manager’s conclusions regarding this policy may be subject to review and adjustment at a later date based on factors including, but not limited to, on-going analyses of and changes to tax laws, regulations and interpretations thereof. The Master Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in portfolio maintenance fees, if assessed. No interest expense or penalties have been assessed for the period ended December 31, 2009.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

2.	Significant Accounting Policies (continued)

Income Taxes (continued)

The Master Fund files U.S. federal and New York, Pennsylvania, Georgia, and New Jersey state tax returns. No income tax returns are currently under examination. The Master Fund’s U.S. federal tax and state returns remain open for examination for the years ended December 31, 2006 through December 31, 2009.

Cash

The Master Fund maintains a demand deposit account at UMB Bank, N.A. for the purpose of managing contribution and withdrawal cash flows and for paying expenses. Such cash, at times, may exceed federally insured limits. The Master Fund has not experienced any such losses nor does it believe it is exposed to any significant credit risk. At December 31, 2009, the Master Fund did not hold any cash in this account.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Master Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from these estimates.

3.	Allocation of Members’ Capital Account

The Master Fund maintains a separate capital account for each Member that has an opening balance equal to the sum of the net asset value of the total number of Units owned by such Member. Net profits or net losses of the Master Fund for each Allocation Period (as defined below) will be allocated among and credited to or debited against the capital accounts of the Members. Allocation Periods begin on the day after the last day of the preceding Allocation Period and end at the close of business on (1) the last day of each month, (2) the last day of each taxable year, (3) the day preceding each day on which Units are purchased, (4) the day on which Units are repurchased, or (5) the day on which any amount is credited to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective investment percentages.

4.	Management Fee, Related Party Transactions and Other

Pursuant to the Investment Management Agreement, the Investment Manager will be entitled to receive an annual management fee (the “Management Fee”). The base Management Fee is currently equal to 1.50% of the Master Fund’s net assets and is subject to a performance adjustment based on the Master Fund’s rolling twelve-month return. If a performance adjustment occurs, the Management Fee will be reduced to 1.00% per annum. For the year ended December 31, 2009, the Master Fund expensed Investment Manager fees totaling $413,617 as disclosed on the Statement of Operations, of which no

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

4.	Management Fee, Related Party Transactions and Other (continued)

amount was payable to the Investment Manager at December 31, 2009. Each member of the Board, who is not an “interested person” of the Master Fund, as defined by the Investment Company Act, receives a $2,500 fee for each meeting attended in person and a $500 fee for each meeting attended by telephone. All directors are reimbursed by the Master Fund for all reasonable out-of-pocket expenses incurred by them in performing their duties. In addition, the Master Fund’s Chief Compliance Officer received $75,000 for services rendered in 2009, which is included as a component of Board of Directors’ and officer’s fees in the accompanying Statement of Operations.

5.	Other Service Providers

Pinnacle Fund Administration LLC (“Pinnacle”) serves as administrator and accounting agent to the Master Fund. In this capacity, Pinnacle provides certain accounting, record keeping and investor related services. The Master Fund pays a fee based on the percentage of its net assets, subject to a monthly minimum amount. UMB Bank (“UMB”) serves as the Master Fund’s custodian for which UMB is paid a fee based on the market value of the Underlying Funds plus transaction charges.

6.	Investment Transactions

Total purchases of Underlying Funds for the year ended December 31, 2009, amounted to $5,500,000. Total proceeds from redemptions of Underlying Funds for the year ended December 31, 2009, amounted to $11,284,789. The cost of investments in Underlying Funds for Federal income tax purposes is adjusted for items of taxable income allocated to the Master Fund from the Underlying Funds when known. The Master Fund has not received information from the Underlying Funds as to the amounts of taxable income allocated to the Master Fund as of December 31, 2009.

7.	Risk Factors

An investment in the Master Fund involves significant risks that should be carefully considered prior to investing and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment. The Master Fund intends to invest substantially all of its available capital in securities of unregistered investment companies. These investments will generally be restricted securities that are subject to substantial holding periods and are not traded in public markets at all, so that the Master Fund may not be able to resell some of its securities holdings for extended periods, which may be several years. No guarantee or representation is made that the investment objective will be met.

8.	Underlying Funds

The following is a summary of the investment objectives and liquidity provisions of the Underlying Funds.

Akahi Fund L.P. seeks to achieve superior risk adjusted returns by employing a fundamental, small cap, long/short equity strategy. This Underlying Fund maintains a low net exposure, usually +/-5%, although they may go to +/-20%. This Underlying Fund overlays its stock selection with rigorous risk controls to assure that they remain within their stated exposure levels. With at least 30 days written notice a limited partner may withdraw all or a part of their capital account balance as of the last day of any fiscal quarter that occurs on or after the day preceding the first anniversary of such limited partner’s admission to the partnership.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

8.	Underlying Funds (continued)

Aristos Capital, LP  invests in small and mid cap U.S. equities generally with a market capitalization range of $200 million to $15 billion on both the long and short side of the market, based upon primary fundamental research, which includes detailed company analysis coupled with economic analysis. The fund has a one year lock-up and allows for redemptions with 60 days notice.

Bluefin Investors, LP  seeks to achieve high risk adjusted returns through investing in small and mid-cap equities that have been overlooked by the investment community. This Underlying Fund manages long and short exposure to preserve capital during periods of market stress. The fund has no lock-up but has a 3% redemption fee for withdrawals made in the first year. The fund allows for quarterly redemptions with 35 days notice.

Brightfield Partners, LP seeks to achieve superior long-term rates of return primarily through investments in publicly traded U.S. equities in the technology sector. This Underlying Fund allows for quarterly redemptions upon 30 days prior notice, after one year has elapsed since initial investment.

Castine Partners, LP seeks to achieve long-term capital appreciation through investment primarily in publicly traded equity securities of United States financial institutions. This Underlying Fund allows for withdrawals on June 30 and December 31 upon 45 days prior notice, after one year has elapsed since initial investment.

Christie Street Capital Fund, LP  seeks to preserve capital and to earn superior long-term, absolute, risk-adjusted returns, irrespective of market direction, through investments in global securities and derivatives using both long and short positions, employing a fundamental research-driven strategy and investment selection process. This partnership’s primary investment focus will be the global technology, media, and telecom sectors. Subject to a 12-month lock-up period with respect to a limited partner’s initial capital contribution, redemptions are permitted on the last business day of each fiscal quarter, upon 60 days prior written notice to the general partner.

Federated Treasury Obligations Fund  is a U.S. open-end money market fund. This Underlying Fund’s objective is to provide current income consistent with the stability of principle. The fund invests primarily in a portfolio of short-term U.S. Treasury securities which include repurchase agreements collateralized fully by U.S. Treasury securities and has daily liquidity.

Harpswell Capital Partners, LP  is a market neutral equity fund that invests primarily in the energy and utility sectors. This Underlying Fund seeks to provide attractive risk-adjusted returns while actively managing exposure to commodities as well as other risk factors. Harpswell utilizes fundamental analysis and places great emphasis on capital preservation. This Underlying Fund allows for quarterly redemptions with 30 days notice after one year has elapsed since the initial investment.

JetStream Global Institutional Fund, LP seeks to achieve growth of capital through investments in common stocks. This Underlying Fund allows for quarterly redemptions upon 30 days prior notice, after one year has elapsed since initial investment.

Rivanna Partners, LP  is a “bottom-up” long/short U.S. equities fund. This Underlying Fund focuses on a broad range of industries including technology, industrial products, consumer products and services, energy and natural resources. The fund allows for quarterly redemptions with 45 days notice after one year has elapsed since the initial investment.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

8.	Underlying Funds (continued)

STG Capital Partners (QP), LP seeks to maximize returns while preserving capital primarily by investing in U.S. equities with a focus on the technology sector. This Underlying Fund generally maintains a low net exposure to the overall market. The fund has a one year lock-up on new investments and quarterly redemptions with 30 days notice.

Tiedemann/Falconer Partners, LP seeks to maximize absolute returns through investing both long and short in U.S. common equities, option contracts tied to such equities, exchange traded funds and American Depository Receipts. This Underlying Fund allows for quarterly redemptions upon 45 days prior notice.

9.	Redemptions and Repurchase of Units and Distributions

With very limited exceptions, as outlined in the Master Fund’s Private Placement Memorandum, units are not transferable. No Member or other person holding a Unit will have the right to require the Master Fund to redeem that Unit or a portion thereof. There is no public market for the Units, and none is expected to develop. Consequently, investors may not be able to liquidate their investment other than as a result of the repurchase of Units by the Master Fund.

The Board may, from time to time and in their sole discretion, cause the Master Fund to repurchase Units from Members pursuant to written tenders by Members at such times and on such terms and conditions as established by the Board. In determining whether the Master Fund should offer to repurchase Units, the Board will consider the recommendation of the Investment Manager. The Investment Manager expects that it will generally recommend to the Board that the Master Fund offer to repurchase Units from Members four times each year, effective March 31, June 30, September 30 and December 31, although the Board may determine to authorize fewer repurchase offers.

The Master Fund does not intend to distribute to the Members any of the Master Fund’s income, but intends to reinvest substantially all income and gains allocable to the Members. A Member may therefore be allocated income and gains taxable for Federal, state and local income tax purposes and not receive any cash distribution.

10.	Capital Stock Transactions

Transactions in Units are as follows:

	For the Year ended December 31, 2009	For the Year ended December 31, 2008

Number of Units issued	615,760	708,169
Number of Units redeemed	(776,461)	(574,409)
Net increase / (decrease) in Units outstanding	(160,701)	133,759
Units outstanding, beginning of the year	2,684,232	2,550,473
Units outstanding, end of year	2,523,531	2,684,232

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

10.	Capital Stock Transactions (continued)

On December 31, 2009, four members held approximately 80% of the outstanding Units of the Master Fund. Some of the members are comprised of affiliated feeder funds, which are themselves owned by several shareholders.

11.	Guarantees

In the normal course of business, the Master Fund enters into contracts that provide general indemnifications. The Master Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Master Fund, and therefore cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

12.	New Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update No. 2010-06 (“ASU 2010-06”) Improving Disclosures about Fair Value Measurements, which among other things, amends ASC 820 to require entities to separately present purchases, sales, issuances, and settlements in their reconciliation of Level 3 fair value measurements (i.e. to present such items as gross basis rather than on a net basis), and which clarifies existing disclosure requirements, provided by ASC 820 regarding the level of disaggregation and the inputs and valuation techniques used to measure fair value for measurements that fall within either Level 2 or Level 3 of the fair value hierarchy. ASU 2010-06 is effective for the interim and annual periods beginning December 15, 2009 except for disclosures about purchases, sales, issuances and settlements in the roll forward of activity in Level 3 fair value measurements (which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years). The impact on the Master Fund’s financial statement disclosures, if any, is currently being assessed.

13.	Subsequent Events

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined that there are no material events that would require disclosure in the Master Fund’s financial statement through this date.

ACP Strategic Opportunities Fund II, LLC

Board of Directors (unaudited)

The business of the Master Fund is managed under the direction of the Board of Directors. The identity of the members of the Master Fund’s Board of Directors (each, a “Director”) and brief biographical information for each Director for the past five (5) years is set forth below.

Independent Directors

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director
John Connors Age: 66 100 Matsonford Road, Radnor, PA 19087	Director	Term: Indefinite Length: 2002 – present	Portfolio Manager, Guyasuta Investment Advisors (2000 – present)	ACP Funds Trust (2 series); ACP Strategic Opportunities Fund II, LLC.	None.
Robert Andres Age: 70 Andres Capital Management 11 Twin Creek Lane, Berwyn, PA 19312	Director	Term: Indefinite Length: 2004 – present	Senior Vice President, Chief Investment Strategist, Envestnet/PMC (2008 – present); President, Andres Capital Management (2007 – 2008); CIO, Fixed Income Haverford Trust (2005 – 2007).	ACP Funds Trust (2 series); ACP Strategic Opportunities Fund II, LLC.	None.
James Brinton(1) Age: 55 123 West Lancaster Ave., Wayne, PA 19087	Director	Term: Indefinite Length: 2007 – present	President, Robert J. McAllister Agency, Inc. (Independent Insurance Broker) (1979 – present)	ACP Funds Trust (2 series); ACP Strategic Opportunities Fund II, LLC.	Quaker Investment Trust (8 series).

(1)  James Brinton is President of the Robert J. McAllister Agency which receives compensation from  the Master Fund for providing certain insurance brokerage services. The Independent Directors have determined that such compensation, which is less than $5,000 per year, does not disqualify Mr. Brinton as an Independent Director.

ACP Strategic Opportunities Fund II, LLC

Board of Directors (unaudited)

Interested Director(s)

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s)	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director
Mr. Gary E. Shugrue(2) Age: 55 150 N. Radnor Chester Road, Suite C-220, Radnor, Pa 19087	Director and Investment Manager	Term: Indefinite Length: 2007 – present (Director) 2001 – present (Investment Manager)	President & Chief Investment Officer of Ascendant Capital Partners, LP (2001 – present); General Partner of Argos Advisors (1988 – 2000).	ACP Funds Trust (2 series); ACP Strategic Opportunities Fund II, LLC	BHR Fund Advisors; and Quaker Investment Trust (8 series).

(2) Mr. Shugrue is deemed to be an “interested person” due to his position with and ownership in the Investment Manager.

The Statement of Additional Information includes additional information about the Master Fund’s directors and is available, without charge, upon request, by calling collect 610-688-4180.

Audit Committee

The Audit Committee was formed in September 2007 and is composed of Messrs. Brinton, Connors and Andres. Although the Board has not designated an Audit Committee Financial Expert, each member of the Audit Committee has significant financial industry expertise. Messrs. Connors and Andres each have more than forty (40) years experience in the investment and securities industries. Mr. Brinton has served on other investment company boards and has worked in the insurance industry for more than twenty-five (25) years. All three members of the Audit Committee are disinterested persons as defined by the Investment Company Act. The Audit Committee does not believe that adding a specific Financial Expert would materially increase the Committee’s judgment or effectiveness.

Nominating Committee

The Nominating Committee was formed in September 2007 and is composed of Messrs. Connors, Andres and Brinton. The principal responsibilities of the Nominating Committee are the consideration, recommendation and nomination of candidates to fill vacancies on the Board, if any. The Nominating Committee does not consider nominees recommended by Members. The Nominating Committee meets periodically, as necessary. Prior to the formation of the Nominating Committee in September 2007, the full Board acted as the Nominating Committee.

ACP Strategic Opportunities Fund II, LLC

Board of Directors (unaudited)

Nominating Committee (continued)

It is the Nominating Committee’s policy to identify potential nominees based on suggestions from Gary Shugrue, as Investment Manager of the Master Fund and other members of the Board and to evaluate such persons as a committee. In addition, from time to time, the Nominating Committee may determine that it requires a Director with a particular expertise or qualification and will actively recruit such a candidate.

The Nominating Committee reviews and evaluate each candidate’s background, experience and other qualifications as well as the overall composition of the Board, and recommends to the Board for its approval the slate of Directors to be nominated for election at any annual or special meeting of the Members at which Directors are to be elected.

The Nominating Committee considers all applicable legal and regulatory requirements that govern the composition of the Board.

ACP Strategic Opportunities Fund II, LLC

Fund Management (unaudited)

Set forth below is the name, age, position with the Master Fund, term of office and length of time served, and the principal occupation for the last five (5) years of each of the persons currently serving as Executive Officers of the Master Fund. Unless otherwise noted, the business address of each officer is 150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087.

Name & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Gary Shugrue Age: 55	Director and Investment Manager	Term: Indefinite Length: 2007 – present (Director) 2001 – present (Investment Manager)	President & Chief Investment Officer of Ascendant Capital Partners, LP. (2001 – present); General Partner of Argos Advisors (1988 – 2000).
Stephanie Strid Davis Age: 39	Director of Fund Administration and Chief Compliance Officer	Term: Indefinite Length: 2001 – present (Director Fund Administration) 2008 – present (Chief Compliance Officer)	Director, Client Service and Fund Operations of Ascendant Capital Partners, LP; (2001 – present); Chief Compliance Officer (2008 – present)

ACP Strategic Opportunities Fund II, LLC

Other Information (unaudited)

Proxy Voting Information

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities and the Master Fund’s record of actual proxy votes cast during the most recent 12-month period ended June 30th is available on the SEC’s website at www.sec.gov and may be obtained at no additional charge by calling collect 610-688-4180 or writing to ACP Strategic Opportunities Fund II, LLC, 150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087.

Availability of Quarterly Portfolio Schedules

The Master Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Master Fund’s Form N-Q is available on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Master Fund’s Form N-Q is also available from the Master Fund, without charge and upon request, by calling collect 610-688-4180 or writing to ACP Strategic Opportunities Fund II, LLC, 150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087.

Board Considerations in Approving the Management Agreement

At its December 2009 meeting, the Board unanimously determined to renew the Investment Management Agreement between the Investment Manager and the Master Fund (the “Management Agreement”) until December 2010.

In reaching its determination to renew the Management Agreement for a subsequent 12-month period, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the Master Fund and its Members (including the investment performance of the Master Fund); (ii) the competitiveness of the management fee and total expenses of the Master Fund; (iii) the total costs of the services to be provided by and the profits to be realized by the Investment Manager and its affiliates from the relationship with the Master Fund; (iv) the extent to which economies of scale would be realized as the Master Fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of Members.

In determining whether to renew the Management Agreement for the Master Fund, the Board ultimately reached a determination that the renewal of the Management Agreement and the compensation to be received under the Management Agreement is consistent with the Investment Manager’s fiduciary duty under applicable law.

The Board reviewed the Investment Manager’s Form ADV, the Investment Manager’s personnel and their qualifications, additions to the Investment Manager’s personnel, services provided to the Master Fund and to other clients, and the Master Fund’s performance. The Board considered the Investment Manager’s investment philosophy and strategy, including the success of its investment process and due diligence program. The Board reviewed the Master Fund’s performance against relevant indices as well as against many competitive products and noted

ACP Strategic Opportunities Fund II, LLC

Other Information (unaudited)

Board Considerations in Approving the Management Agreement (continued)

that the Master Fund performed relatively well. The Board also considered the nature and extent of the Investment Manager’s supervision of third-party service providers and the Investment Manager’s compliance with the Master Fund’s compliance policies and procedures. In this regard, the Board noted the improvement of the Master Fund’s compliance program. Based on its review, the Board concluded that the nature, extent, and quality of the services provided to the Master Fund will benefit the Members. The Board also considered the Investment Manager’s viability in light of its continued losses and the difficulties associated with marketing a fund-of-fund product in the current investment environment. The Board determined that the Investment Manager has made progress by bringing on new investors.

The Board considered the management fee charged to the Master Fund and total expenses compared to competitive funds. In its review of the Master Fund’s total expenses, the Board considered the management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. Based on its review, the Board concluded that the management fee charged to the Master Fund was fair and reasonable in light of the services that the Master Fund receives and the other factors considered.

The Board considered the revenues earned and the expenses incurred by the Investment Manager in conducting the business of developing, marketing, distributing, managing, administering and servicing the Master Fund and its Members. The Board also considered the level of profits, noting that, at current asset levels, the Investment Manager did not profit from managing the Master Fund. The Board also reviewed any fall-out benefits related to managing the Master Fund.

As the Investment Manager is not currently profitable, the Board noted that, at current asset levels, the Master Fund does not provide any economies of scale for the Investment Manager.

In order to develop fully the factual basis for consideration of the Management Agreement, the Board reviewed additional information on several topics, including overall fees, the Master Fund’s marketing and distribution plans, and revenue sharing arrangements with third-parties. The Board also reviewed the status of the remaining receivable due from the Investment Manager that arose from the expense cap agreement that existed in 2006 and 2007.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the management fee structure is fair and reasonable, and that the Management Agreement with the Master Fund should be renewed.

ACP Funds Trust

Item 2.	Code of Ethics.

(a)  The registrant, as of the end of the period covered by this report, has adopted a code of ethics (“Code of Ethics”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)  There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(d)  The registrant, during the period covered by the report, has not granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item.

(e) Not applicable

(f)(3)  The registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request should be by calling collect 610-688-4180 or writing to ACP Funds Trust, 150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the Board of Trustees (the “Board”) of the registrant has determined that the Board's audit committee does not have an "audit committee financial expert," as the Securities and Exchange Commission has defined that term.  After carefully considering all of the factors involved in the definition of "audit committee financial expert,” the Board determined that none of the members of the audit committee met all five qualifications in the definition, although some members of the audit committee met some of the qualifications.  The Board also determined that while the audit committee members have general financial expertise, given the size and activities of the registrant and in light of the nature of the accounting and valuation issues presented over the past several years, it did not appear that the audit committee members lacked any necessary skill to serve on the audit committee.

ACP Funds Trust

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $36,000 for 2008 and $37,500 for 2009.

Audit-Related Fees

(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2008 and $0 for 2009.

Tax Fees

(c)
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2008 and $0 for 2009.

All Other Fees

(d)
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2008 and $0 for 2009.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The audit committee pre-approves all audit and permitted non-audit services the independent auditor provides to the registrant, and all services that the independent auditor provides to the registrant’s investment adviser(s) and advisory affiliates (whether or not directly related to the registrant’s operations and financial reporting); except that (a) services provided to a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser, and (b) de minimis non-audit services, shall not require pre-approval. A non-audit service is de minimis if: (a) the total amount of the non-audit service is not more than 5% percent of the total amount of revenues paid to the auditor by the registrant, its investment adviser, and advisory affiliates that provide ongoing services to the registrant for services otherwise requiring audit committee pre-approval during the fiscal year in which the non-audit service was provided; (b) the registrant did not recognize these services as non-audit services at the time they were provided; and (c) these services are promptly brought to the attention of the registrant and the registrant approves them before the audit is complete.

ACP Funds Trust

(e)(2)
The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	Not applicable

(c)	100%

(d)	Not applicable.

(f)
The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2008 and $0 for 2009.

(h)	Not applicable

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The portfolios of the registrant, ACP Institutional Series Strategic Opportunities Fund and ACP Advantage Series Strategic Opportunities Fund (each, a “Fund” and together, the “Funds”) invest substantially all of their assets in ACP Strategic Opportunities Fund II, LLC (the “Master Fund”), which has the same investment objective as the Funds. The Master Fund primarily invests its assets among a select group of non-registered funds (“Underlying Funds”).  As of December 31, 2009, the portfolio holdings of the Underlying Funds by reasonable identifiable categories were as follows:

Long/Short Equities	85.3%
Consumer	6.8%
Financial Services	8.9%
Large Cap Value	9.5%
Mid Cap Growth	11.6%
Natural Resources	4.5%
Small Cap Growth	19.4%
Small Cap Value	8.5%
Technology	16.1%
Money Market	12.2%
Other Assets and Liabilities	2.5%

ACP Funds Trust

All assets other than cash investments, which represent 2.5% of the Master Fund’s portfolio, should be considered illiquid investments. The liquidity provisions of each Underlying Fund are described in the Notes to the Financial Statements for the Master Fund.  The Funds are available only to investors who are “accredited investors” under Regulation D promulgated by the SEC under the Securities Act of 1933, as amended.  Each investor must also have a net worth of $1.5 million or more, subject to certain exceptions.  Each investor must have such knowledge and experience in financial and business matters that such investor is capable of evaluating the merits and risks of this investment and must be able to bear the economic risks of this investment.

The net asset value for the Master Fund is comprised of the net asset value of the Underlying Funds in which the Master Fund invests, less the expenses and liabilities of the Master Fund, and other assets in which the Master Fund invests.  Special situations affecting the calculation of net asset value may arise from time to time.  You should be aware that, generally, the Master Fund, Ascendant Capital Partners, LP (“ACP”) and the Master Fund’s administrator will not be able to examine or verify the valuations provided by the Underlying Funds.  Absent bad faith or manifest error, the determination of net asset value of the Master Fund is conclusive and binding on all investors.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are set forth below.

ASCENDANT CAPITAL PARTNERS, LP
ACP STRATEGIC OPPORTUNITIES FUND II, LLC
ACP FUNDS TRUST

Proxy Voting Policy and Procedures

ACP Funds Trust

Ascendant Capital Partners, LP (Ascendant or ACP), acts as a fiduciary in relation to clients and the assets entrusted by them to its management. Where the assets placed in ACP's care include voting securities, and except where the client has expressly reserved to itself the duty to vote proxies, it is ACP's duty as a fiduciary to vote all proxies relating to such voting securities.

Duties with Respect to Proxies:

Ascendant has an obligation to vote all proxies appurtenant to voting securities owned by its client accounts in the best interests of those clients. In voting these proxies, Ascendant may not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. Ascendant will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by it. Ascendant shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

Because Ascendant primarily invests client assets in funds exempt from registration and regulation under the federal securities laws, and since the interest it acquires in such funds typically is a non-voting limited partner or member interest (except under specified, often unusual circumstances), Ascendant does not expect there to be many (if any) meetings convened at which it is expected to vote shares or other interests held (or controlled) by it for the benefit of its clients.

Nonetheless, where client holdings are voting securities and a meeting of security holders is convened, Ascendant will take the following steps to carry out its fiduciary duties as to the client and its assets:

Ascendant will track shareholder meetings convened by companies whose voting securities are held in its client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Ascendant will rely principally upon research received from, or otherwise delegate all or certain aspects of the proxy voting process to, Institutional Shareholder Services and its Proxy Voting Service (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended.

To the extent that it relies upon or delegates duties to PVS, Ascendant will periodically review the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. As appropriate, Ascendant will periodically satisfy itself that PVS operates a system reasonably designed to identify all such meetings and to provide ACP with timely notice of the date, time and place of such meetings.

ACP Funds Trust

Ascendant will further review the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and will satisfy itself that PVS's recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests.

Notwithstanding its belief that PVS's recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Ascendant's client accounts, Ascendant has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with its preferences. PVS will vote any such shares subject to that direction in strict accordance with all such instructions.

Conflicts of Interest:

Ascendant's stock is not publicly traded, and it is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no ACP affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts. Therefore, it believes that any particular proxy issues involving companies that engage Ascendant, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients.

Nevertheless, in order to avoid even the appearance of a conflict of interest, the officers of Ascendant will determine, by surveying the Firm's employees or otherwise, whether Ascendant, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the firm will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence its decision to provide direction to PVS on a given vote or issue. Further to that end, ACP will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Ascendant client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review. Ascendant will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

Obtaining Proxy Voting Information:

To obtain information on how Ascendant voted proxies, please contact:

Gary E. Shugrue
c/o Ascendant Capital Partners LP
150 N. Radnor Chester Rd., C-220
Radnor, PA 19087
610-688-4180

ACP Funds Trust

Recordkeeping:

ACP shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Ascendant that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

Adopted: This 18th day of December, 2009

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

As of the date of this report, Gary E. Shugrue is the Founder, President and Chief Investment Officer of ACP, the investment manager to the registrant.  Mr. Shugrue serves as Portfolio Manager to the ACP Strategic Opportunities Fund II, LLC as well as the ACP Funds Trust.  He started ACP in August 2001 as a subsidiary of Turner Investment Partners, a $13 billion asset management firm. He brings nineteen years of hedge fund experience and over thirty years overall investment experience to the firm. From 1988 to 2000 he served as the co-founder and partner of Argos Advisors LLC, an equity hedge fund firm. From 1981 to 1988 he was a Vice President in Institutional Equity Sales with Kidder Peabody, Prudential Securities and Merrill Lynch servicing large institutional clients in the Mid-Atlantic area. From 1977 to 1979 he was an Account Executive with Merrill Lynch. He earned his MBA in Finance from the University of Pennsylvania’s Wharton School in 1981 and his BS in Accounting from Villanova University in 1976.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Mr. Shugrue is also the Portfolio Manager for the Master Fund.  The Funds invest exclusively in the Master Fund.

Although ACP does not receive an advisory fee based on account performance, ACP’s management fee changes depending on performance of the portfolio (i.e. ACP earns a greater percentage of assets as a management fee as annual performance of the registrant exceeds 6%.)

ACP Funds Trust

Name of Portfolio Manager or Team Member	Type of Other Accounts	Total No. of Other Accounts Managed	Total Assets 12/31/09	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Gary E. Shugrue	Registered Investment Companies	1	$20.8 million	0	$0
	Other Pooled Investment Vehicles	0	0	0	$0
	Other Accounts	0	$0	0	$0

Potential Conflicts of Interests

A potential conflict of interest may arise in that Mr. Shugrue directs the Funds to invest in the Master Fund, for which he receives compensation.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

As of December 31, 2009, compensation received by the registrant’s Portfolio Manager is a fixed base salary, with a possible year-end bonus based on the financial performance of ACP.  However, Mr. Shugrue, the Portfolio Manager, benefits not because of his bonus but because he is the controlling equity holder in the firm.  As such, the value of his equity and his distributions increase if the registrant’s assets increase and the fund performs well, as described above. Other than as described above, the Portfolio Manager does not receive any compensation from the registrant, the registrant’s investment adviser or any other source with respect to management of the registrant and any other accounts included in the response to paragraph (a)(2)(ii) of this Item 8.  As assets under management grow, it is the intention of ACP to retain and attract talented employees through attractive compensation and growth opportunities.

(a)(4)	Disclosure of Securities Ownership

The table below sets forth beneficial ownership of shares of the registrant by the Portfolio Manager as of December 31, 2009.

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned

N/A	$ N/A

(b).	Not applicable.

ACP Funds Trust

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Not applicable.

ACP Funds Trust

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                   ACP Funds Trust

By (Signature and Title)*                                             /s/ Gary E. Shugrue
Gary E. Shugrue, President, Chief Investment Officer and
Chief Financial Officer
(principal executive officer and principal financial officer)

Date                                                                March 5,  2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                                            /s/ Gary E. Shugrue
Gary E. Shugrue, President, Chief Investment Officer and
Chief Financial Officer
(principal executive officer and principal financial officer)

Date                                                                March 5,  2010

* Print the name and title of each signing officer under his or her signature.